Service Corporation International INVESTOR DAY GROWTH VALUE & DRIVING LONG - TERM New York, NY February 17, 2015 9AM – NOON (Eastern)

2 2015 SCI INVESTOR DAY: 9AM - NOON Introduction DEBBIE YOUNG Director, Investor Relations Overview & Strategy TOM RYAN President and Chief Executive Officer Funeral JAY WARING Senior Vice President, Operations Cemetery & Sales Organization STEVE TIDWELL Senior Vice President, Sales & Merchandising Preneed Backlog, Free Cash Flow & Capital Deployment ERIC TANZBERGER Senior Vice President, CFO & Treasurer Network Optimization ELISABETH NASH Senior Vice President, Operations Services Key Take - A ways TOM RYAN President and Chief Executive Officer

3 FORWARD - LOOKING STATEMENTS The statements in this presentation that are not historical facts are forward - looking statements made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995 . These statements are based on assumptions that the Company believes are reasonable ; however, many important factors could cause the Company’s actual results in the future to differ materially from the forward - looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company . For further information on these and other risks and uncertainties, see our Securities and Exchange Commission filings, including our 2014 Annual Report on Form 10 - K . Copies of this document as well as other SEC filings can be obtained from our website at www . sci - corp . com . We assume no obligation to publicly update or revise any forward - looking statements made herein or any other forward - looking statements made by us, whether as a result of new information, future events, or otherwise .

4 WELCOME TOM RYAN President and CEO TO THE 2015 SCI INVESTOR DAY

5 MANAGEMENT INTRODUCTIONS SVP | CFO | Treasurer ERIC TANZBERGER SVP | Operations JAY WARING Assistant Treasurer Greg Sangalis President | CEO TOM RYAN Tax Elisabeth Nash VP MDIR Tammy Moore Chief Marketing Officer Debbie Young Operations Services Aaron Foley SVP SVP Business Development John Faulk VP Corporate Controller VP General Counsel & Secretary Sarah Adams SVP Phil Jacobs Investor Relations DIR EVP | COO MIKE WEBB SVP | Sales & Merchandising STEVE TIDWELL

6 o INDUSTRY CHARACTERISTICS o COMPANY CHARACTERISTICS o COMPANY PERFORMANCE OVERVIEW o COMPANY STRATEGY TOM RYAN President and CEO BUSINESS

7 INDUSTRY CHARACTERISTICS INDUSTRY CHARACTERISTICS COMPANY CHARACTERISTICS COMPANY PERFORMANCE BUSINESS OVERVIEW COMPANY STRATEGY

INDUSTRY CHARACTERISTICS

THE FUNERAL AND CEMETERY BUSINESS IN NORTH AMERICA IS A $19B REVENUE INDUSTRY


~$19B
FUNERAL
North American
DEATHCARE
INDUSTRY
CEMETERY
22,000
Funeral Homes
2.8M
DEATHS
4,000
Cemeteries

North America is defined throughout as U.S. and Canada. Industry revenues based on data from U.S. Census Bureau and Statistics Canada. Numbers of deaths based on provisional data from the National Vital Statistics System and Statistics Canada. Number of funeral homes and cemeteries estimated by SCI and based on various industry publications. The number of cemeteries excludes smaller municipal, veteran and church cemeteries.

8

9 FUNERAL IS THE LARGER INDUSTRY SEGMENT AND IS PREDOMINANTLY INFLUENCED BY A CAREGIVER MENTALITY FUNERAL FUNERAL INDUSTRY CHARACTERISTICS • Funeral employees have a caregiver, not sales - centric focus • Inefficient industry model (~120 cases per year) − low throughput without the benefit of scale • Barriers to entry exist, but primarily in the high - end market • Certain customers driven by ethnic and religious considerations North American funeral revenues based on data from U.S. Census Bureau and Statistics Canada INDUSTRY CHARACTERISTICS ~$15B Revenues

10 CEMETERY IS THE SMALLER INDUSTRY SEGMENT AND IS PREDOMINANTLY DRIVEN BY A SALES - CENTRIC MENTALITY CEMETERY INDUSTRY CHARACTERISTICS CEMETERY INDUSTRY CHARACTERISTICS By necessity, cemetery employees have a sales - centric focus High barriers to entry – zoning restrictions/capital requirements Municipal, veteran, and church cemeteries make up another 6,000 competitors Ample capacity with very few new builds occurring North American cemetery revenues based on data from U.S. Census Bureau and Statistics Canada. Number of municipal, veteran and church cemeteries estimated by SCI based on various industry publications. ~$4B Revenues

INDUSTRY CHARACTERISTICS

A UNIQUE CHARACTERISTIC OF THE DEATHCARE INDUSTRY IS THE CONCEPT OF PRENEED SALES

A preneed sale consists of selling funeral and cemetery products and services prior to a death occurring (regulated by state and provincial laws)

FUNERAL	PRODUCTS & SERVICES OFFERINGS	CEMETERY
Arranging and directing services Use of funeral facility/motor vehicles Removal, preparation, and embalming Cremations	**Professional Services**	Interment fees *(interments/inumments/entombments)* Graveside services Merchandise installation fees
Burial caskets and related accessories Urns and other cremation receptacles Flowers and other memorial items On-line and video tributes	**Merchandise**	Outer burial containers Memorial markers and bases
	Property	Lots & lawn crypts Mausoleum spaces Niches *(cremation memorialization)*

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12 THE INDUSTRY BENEFITS FROM A FAVORABLE DEMOGRAPHIC LANDSCAPE 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2000 2010 2015 2020 2025 2030 60 - 69 70 - 79 80+ Population (in thousands) Source: Population data from US Census Bureau. Average age d ata based on SCI contract data. Aging of America Average Age of Customers INDUSTRY CHARACTERISTICS Average age of atneed customers Average age of preneed funeral customers Late 70’s / Early 80’s Early 70’s Early 60’s Average age of preneed cemetery customers

13 1,500 1,750 2,000 2,250 2,500 2,750 3,000 3,250 3,500 1989 1994 1999 2004 2009 2014 2019 2024 2029 THE NUMBER OF U.S. DEATHS IN RECENT YEARS HAS BEEN AFFECTED BY A “DEARTH OF BIRTHS” DURING THE GREAT DEPRESSION, BUT IS PROJECTED TO GROW AT A STEADY PACE INDUSTRY CHARACTERISTICS U.S. DEATHS SCI/Harvard Forecast U.S. Census Bureau Historical deaths Our forecast uses more information (including tobacco consumption and obesity rates) Birth data from the National Center for Health Statistics. Death projections from U.S. Census Bureau released December 2014. SCI ‘s proprietary forecast for future deaths done in partnership with Dr. Gary King at Harvard University. 4,000 4,500 5,000 5,500 6,000 6,500 1910 1920 1930 1940 1950 1960 U.S. BIRTHS There was a decline in the numbers of births during the late 1920 ’s and early 1930 ’s (the “Silent Generation”) followed by a boom in births at the end of World War II Baby Boomers Silent Generation GI Generation (In thousands) (In thousands) Our forecast is below government projections both in numbers of deaths and annual growth rates , but is more in - line with recent historical experience

14 COMPANY CHARACTERISTICS INDUSTRY CHARACTERISTICS COMPANY CHARACTERISTICS COMPANY PERFORMANCE BUSINESS OVERVIEW COMPANY STRATEGY

COMPANY CHARACTERISTICS

SCI IS THE LARGEST COMPANY IN THE HIGHLY FRAGMENTED DEATHCARE INDUSTRY WITH 16% REVENUE MARKET SHARE

$3.0B REVENUES


Other large consolidators
(Carriage, Stonemor, Northstar & Arbor)
5%
16%
SCI
79%
Independents

We are North America's predominant player

2015E SCI FINANCIAL SNAPSHOT

- **$1.5B** Preneed Sales
- **$9.3B** Backlog of Future Revenues
- **$1.16-$1.28** Normalized Earnings Per Share (EPS)
- **$310-370M** Free Cash Flow (FCF)
- **$1.48-$1.77** FCF Per Share

Carriage & Stonemor revenue based on publicly available information.
Northstar & Arbor revenue based on internal estimates.

Per share amounts estimated using current diluted weighted average share count of 209 million. Free cash flow, Free cash flow per share, and Normalized EPS are non-GAAP financial measures. Please see appendix for a reconciliation to the appropriate GAAP measures and for other disclosures.

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16 NOTABLE DIFFERENTIATING FACTORS OF A SCI FUNERAL HOME FROM THE INDUSTRY SCI’S FUNERAL BUSINESS IS OUR LARGEST SEGMENT FUNERAL o National brand | o Service and experience f ocused vs. merchandise (i.e ., casket ) focused o Leveraging our scale from operations o Contemporary f uneral p ackage p lans, delivering relevant products and services o Proactive preneed f uneral s ales p rogram o Funeral revenue recognition is deferred (including trust earnings) until products and services are delivered Revenue Market Share 13% Customers Served 325,641 Locations 1,559 Preneed Backlog $6.8B Preneed Sales $822M COMPANY CHARACTERISTICS 2014 SCI Funeral Snapshot SCI’s funeral market share is based on revenue data from U.S. Census Bureau and Statistics Canada. SCI preneed market share is based on internal estimates. Operating Profit Margin 21% Revenues $1.9B 25% Est. Preneed Market Share

COMPANY CHARACTERISTICS

SCI CEMETERY BUSINESS IS OUR SMALLER SEGMENT, BUT IS EXPERIENCING ROBUST NEAR-TERM GROWTH

NOTABLE DIFFERENTIATING FACTORS OF AN SCI CEMETERY FROM THE INDUSTRY

- Much larger cemeteries compared to the industry average
- Robust sales-centric model including expansion of sales radius through community outreach
- Unique tiered-pricing model provides a wider array of choices for customers
- Customer offerings that are ethnically and religiously aligned with the customer
- Cemetery property revenue recognition generally occurs immediately upon the sale
- Merchandise and services revenue recognition is deferred (including trust earnings) until delivery of products and services

CEMETERY

2014 SCI Cemetery Snapshot

$1.1B
Revenues

27%
Revenue Market Share

466
Locations

170,221
Interments

25%
Operating Profit Margin

Preneed Sales
$688M

Preneed Backlog
$2.5B

SCI's cemetery market share is based on revenue data from U.S. Census Bureau and Statistics Canada.

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18 COMPANY PERFORMANCE INDUSTRY CHARACTERISTICS COMPANY CHARACTERISTICS COMPANY PERFORMANCE BUSINESS OVERVIEW COMPANY STRATEGY

19 $0.65 $0.80 $0.92 $1.11 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2011 2012 2013 2014 WE HAVE A STRONG TRACK RECORD OF DOUBLE DIGIT PERCENTAGE EARNINGS PER SHARE GROWTH... NORMALIZED EPS DOUBLE DIGIT GROWTH COMPANY PERFORMANCE Normalized earnings per share is a non - GAAP financial measure. Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures.

20 $295 $362 $418 $(23) $(26) $(42) -$100 $0 $100 $200 $300 $400 $500 ... WHICH HAS LED TO SUBSTANTIAL GROWTH IN FREE CASH FLOW FREE CASH FLOW (FCF) Free cash flow and Free cash flow per share are non - GAAP financial measures. Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures. 2012 2013 2014 COMPANY PERFORMANCE $1.24 $1.42 $1.76 $376M $336M $272M (In millions, except per share amounts) FCF Before Cash Taxes Recurring Cash Tax Payments FCF FCF p er share

21 EARNINGS PER SHARE GROWTH SHOULD CONTINUE IN 2015 DRIVEN BY ADDITIONAL STEWART SYNERGIES, ORGANIC GROWTH, AND 2014 CAPITAL DEPLOYMENT $0.08 $1.03 $1.22 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2014 2015 Guidance Midpoint Divestitures Normalized EPS Growth Expected in 2015 Stewart Synergies Business Impact Expected recurring growth in 2015 from 2014 $.19 COMPANY PERFORMANCE Normalized earnings per share is a non - GAAP financial measure. Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures. $1.16 - $1.28 $1.11 Total $.10 $.09

22 THIS SUCCESS HAS TRANSLATED INTO SUPERIOR NEAR - TERM AND LONG - TERM RETURNS 0% 11% 41% 95% - 30% 19% 22% 60% 113% 184% 261% 0% 5% 21% 28% - 19% 2% 17% 20% 39% 84% 109% -50% 0% 50% 100% 150% 200% 250% 300% SCI S&P 10 - year Total Shareholder Return COMPANY PERFORMANCE 3 - year 5 - year 10 - year 75% 105% 109% 125% 204% 261% 2004 2006 2008 2010 2012 2014 1 - year 14% 27% S&P SCI Returns include the reinvestment of dividends

23 COMPANY STRATEGY INDUSTRY CHARACTERISTICS COMPANY CHARACTERISTICS COMPANY PERFORMANCE BUSINESS OVERVIEW COMPANY STRATEGY

24 LOOKING BACK…DELIVERING AND BUILDING A SOLID PLATFORM FOR GROWTH IN THE EARLY 2000’S HAS POSITIONED US WELL FOR DELIVERING SUPERIOR TOTAL SHAREHOLDER RETURNS THROUGH THREE CORE STRATEGIES Aggressive Consolidation Delever & Build Solid Platform For Growth Increase Total Shareholder Return • Management turnover • Capital structure improvements • Asset rationalization • Organization structure streamlining • Back office infrastructure simplification and efficiency • Culture of discipline and consistency & standards through national brand • Focus on acquisitions, not same store operations • EPS driven, not cash flow • 7 public companies bidding on acquisitions causing prices to escalate • Took on too much financial leverage; debt exceeded $4B at end of 1999 • At peak, we owned more than 4,500 locations in 20 countries 1999: Performance stumbled; debt peaked over $4B; access to capital markets was lost $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $0 $5 $10 $15 $20 $25 $30 $35 Adj. Close Stock Price Revenues 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 1993: First international expansion with Australia acquisition 2000: Launched national b rand called Dignity Memorial 2006: Alderwoods a cquisition June 2011: Neptune a cquisition 2002: Management turnover 1994: UK acquisition 1995: France acquisition 2005: Reinstated cash dividend 2000: SAB101 a ccounting c hange COMPANY STRATEGY STOCK PRICE Mar 2010: Keystone a cquisition Dec 2013: Stewart a cquisition REVENUES LEVERAGE SCALE CAPITAL DEPLOYMENT REVENUE GROWTH

25 THE DEMOGRAPHIC LANDSCAPE DRIVES OUR COMPANY STRATEGY 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2000 2010 2015 2020 2025 2030 60 - 69 70 - 79 80+ Population (in thousands) Source: Population data from U.S. Census Bureau. Average age d ata based on SCI contract data. Aging of America Average Age of Customers Average age of atneed customers Average age of preneed funeral customers Late 70’s / Early 80’s Early 70’s Early 60’s Average age of preneed cemetery customers COMPANY STRATEGY

26 OUR FIRST CORE STRATEGY , REVENUE GROWTH, HAS A THREE - PRONGED APPROACH THAT IS FOCUSED ON THE CUSTOMER Remain Relevant to the Customer REVENUE GROWTH Manage Footprint (Strategic Acquisitions & New Builds) COMPANY STRATEGY: REVENUE GROWTH Drive Preneed Sales Now and into the Future

27 CEMETERY FUNERAL FIRST, REMAINING RELEVANT TO OUR CUSTOMER IS KEY TO GENERATING REVENUE GROWTH IN A CHANGING CUSTOMER ENVIRONMENT GIVE customers WHAT THEY WANT o Focus on memorialization services instead of merchandise (i.e ., caskets) o New, r elevant s ervice e xperiences and product o fferings o Ethnic traditions and customs o Simplicity of package offerings o Funeral Home o Non - Funeral Home o Tiered cemetery product offerings provide more choices for customers o Ethnic traditions and customs o Innovative products o Simplified decision - making process COMPANY STRATEGY: REVENUE GROWTH

28 CEMETERY FUNERAL SECOND, OUR PRENEED SALES PROGRAM DRIVES REVENUE GROWTH NOW AND INTO THE FUTURE SELLING PRENEED INTO THE FUTURE KEY REVENUE GROWTH STRATEGY NOW o Preneed sales create brand awareness, grow future market share, and diversify our revenue stream in a low inflation environment o Due to our scale, preneed is not capital intensive and gives us a competitive advantage, creating a $6.8 billion backlog of future revenues o Focus on sales force productivity combined with tiered property offerings and pricing to drive revenue growth today o Preneed merchandise and service sales have created a $2.5 billion backlog of future revenues & COMPANY STRATEGY: REVENUE GROWTH IS A

29 CEMETERY FUNERAL THIRD, WE WILL CONTINUE TO MANAGE OUR FOOTPRINT WITH A CUSTOMER - DRIVEN FOCUS o Strategic acquisitions and funeral location new builds o Strategic acquisitions to create more opportunities to sell to Baby Boomers through customer - driven strategy Large Scale Limited Market Large Scale Attractive Market Limited Scale Limited Market Limited Scale Attractive Market CUSTOMER/MARKET ATTRACTIVENESS POTENTIAL FOR SCALE MARKET CHARACTERISTICS UTOPIA MAYBERRY SMALLVILLE GOTHAM COMPANY STRATEGY: REVENUE GROWTH

30 OUR SECOND CORE STRATEGY IS LEVERAGING OUR UNPARALLELED SCALE Develop Sales Organization Network Optimization Preneed Trust and Insurance Backlog COMPANY STRATEGY: LEVERAGING SCALE

31 OUR THIRD CORE STRATEGY IS TO MAXIMIZE CAPITAL DEPLOYMENT OPPORTUNITIES Acquisitions & Funeral Location New Builds COMPANY STRATEGY: CAPITAL DEPLOYMENT LEVERAGING SCALE Acquisitions & Funeral Location New Builds Acquisition investment expected to earn an after - tax cash return in excess of our WACC with room for execution risk (IRR range: 12% – 22%) Dividends P ayout ratio target of 25% - 35% of recurring net income 1st Share Repurchases Absent opportunities for further acquisitions , we target a value - weighted share repurchase strategy Debt Reduction Actively manage our near - term liquidity profile & leverage targets 2nd 3rd 4th

32 JAY WARING SVP, OPERATIONS o FUNERAL OVERVIEW o Remaining Relevant o Preneed Sales FUNERAL BUSINESS o Managing Footprint o CREMATION TRENDS o REVENUE GROWTH STRATEGY

33 BUSINESS FUNERAL OVERVIEW FUNERAL BUSINESS FUNERAL OVERVIEW CREMATION TRENDS REVENUE GROWTH STRATEGY FUNERAL

34 WE SERVE OUR FUNERAL CUSTOMER THROUGH TWO CHANNELS ADDRESSING DISTINCTIVELY DIFFERENT NEEDS FUNERAL HOME NON - FUNERAL HOME CUSTOMER NEEDS Simple & direct service at low price Does not want to visit a funeral home Does not want service or memorialization Quality/Prestige Reputation Religious, ethnic, & cultural Location convenience CHANNEL Ability to pre - plan arrangements FUNERAL OVERVIEW

35 THE MAJORITY OF OUR FUNERAL CUSTOMERS ARE SERVED THROUGH SCI’S FUNERAL HOMES 325,641 160,008 BURIAL 62,084 131,693 CREMATION 56,851 33,940 58,297 CREMATION FUNERAL HOME CUSTOMER NON - FUNERAL HOME CUSTOMER CUSTOMERS SERVED PRENEED CONTRACTS SOLD 177,232 2014 FUNERAL OVERVIEW

36 PRENEED FUNERAL SALES WILL SOON BENEFIT FROM A FAVORABLE DEMOGRAPHIC LANDSCAPE FUNERAL OVERVIEW 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2000 2010 2015 2020 2025 2030 60 - 69 70 - 79 80+ Population (in thousands) Source: Population data from U.S. Census Bureau. Average age d ata based on SCI contract data. Aging of America Average Age of Customers Average age of atneed customers Average age of preneed funeral customers Late 70’s / Early 80’s Early 70’s Early 60’s Average age of preneed cemetery customers

37 FUNERAL BUSINESS FUNERAL OVERVIEW CREMATION TRENDS REVENUE GROWTH REVENUE GROWTH STRATEGY STRATEGY Ɣ Remaining Relevant Ɣ Preneed Sales Ɣ Managing Footprint BUSINESS FUNERAL 1 ST CORE Revenue Growth STRATEGY

REMAINING RELEVANT

NORTH AMERICAN FUNERAL CUSTOMERS ARE DIFFERENIATED BASED ON SPECIFIC NEEDS (RELEVANCE – "GIVE THEM WHAT THEY WANT")

		FUNERAL MODELS			
		Full Service	Customs Conscious	Neighborhood	Price Sensitive
CUSTOMER DECISION FACTORS	CRITICAL	Memorialization / Prestige	Religious or cultural needs	Convenience / Simplicity	Price / Pre-planning
	NEUTRAL	Price	Price & Location	Prestige	Memorialization
SPEND PER CALL		$7,150	$7,200	$5,900	$2,950
% OF CUSTOMER BASE		25%	12%	43%	20%
% OF MARKET SPEND		32%	15%	43%	10%

Data based on an SCI customer survey analysis performed in 2010 related to the North American funeral market

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REMAINING RELEVANT

OUR FULL SERVICE FUNERAL HOMES SERVE CUSTOMERS DESIRING PRESTIGE AND PREMIER FACILITIES

2014 AVERAGE SPEND — **$16,576**

Compounded 3-YEAR ANNUAL AVERAGE GROWTH — **1.5%**

FUNERAL AVERAGE CSI Growth — **928** vs. **947** (2005 / 2014)



George H. Lewis & Sons | *Houston, TX*

FULL SERVICE CUSTOMER NEEDS

- Prestige - Location
- Large visitation space
- White glove service
- High staff to guest ratio



Frank E. Campbell | *New York, NY*



H.M. Patterson & Son | *Atlanta, GA*

CSI = Customer Satisfaction Index from JD Powers survey of SCI customers

39

40 OUR CUSTOMS CONSCIOUS FUNERAL HOMES ADDRESS SPECIFIC CULTURAL AND RELIGIOUS NEEDS CUSTOMS CONSCIOUS CUSTOMER NEEDS o Employees who understand religious and cultural needs and can speak specific languages o Relationship with ethnic/ religious community o Large cultural visitation space Peek Funeral Home | Westminster, CA (Vietnamese Customs) 2014 AVERAGE SPEND $7,258 Compounded 3 - YEAR ANNUAL AVERAGE GROWTH 1.5% Green Street Mortuary | San Francisco, CA (Chinese Customs ) Funeraria del Angel | Santa Ana, CA (Hispanic Customs) 2014 2005 FUNERAL AVERAGE CSI Growth 926 vs. 947 REMAINING RELEVANT

41 FULL SERVICE AND CUSTOMS CONSCIOUS CUSTOMERS ARE THE STABLE FOUNDATION TO OUR FUNERAL REVENUES AND OUR CASH FLOWS WILL CONTINUE TO VALUE CHARACTERISTICS OFFERED BY THESE FUNERAL HOMES CUSTOMERS THESE Full Service Customs Conscious CRITICAL NEUTRAL Memorialization / Prestige Religious or cultural needs Price Price & Location CUSTOMER DECISION FACTORS $7,150 $7,200 32% SPEND PER CALL % OF CUSTOMER BASE % OF MARKET SPEND 25% 12% 15% FUNERAL HOME MODELS Recognize what they want Location selected based on renown quality & reputation ATTRIBUTES OF THIS STABLE CUSTOMER BASE Willing to travel Desires memorialization Data based on an SCI customer survey analysis performed in 2010 related to the North American funeral market REMAINING RELEVANT

42 OUR NEIGHBORHOOD FUNERAL HOMES SERVE CUSTOMERS PRIMARILY LOOKING FOR CONVENIENCE NEIGHBORHOOD CUSTOMER NEEDS o Location in close proximity to family/residence o Simplicity of packaging to facilitate efficient selection experience o Desire help in determining what they want Johns - Ridout's Funeral Parlors | Birmingham , AL $5,357 1.1% 948 vs. 967 2014 2005 Kingwood Funeral Home Kingwood, TX Nickerson Funeral Home Orleans, MA 2014 AVERAGE SPEND Compounded 3 - YEAR ANNUAL AVERAGE GROWTH FUNERAL AVERAGE CSI Growth REMAINING RELEVANT

43 DIGNITY PACKAGE OFFERINGS BOTH EDUCATE THE CUSTOMER AND SIMPLIFY THE EXPERIENCE 953 942 JD Power CSI Score for Customers who DO Choose Package JD Power CSI Score for Customers who DO NOT Choose Package Average incremental revenue per funeral when packages are sold versus a la carte selection LEGACY HERITAGE HONOR TRIBUTE $1,900 REMAINING RELEVANT

44 UNIQUE PRODUCT AND SERVICE OFFERINGS AVAILABLE A LA CARTE OR WITHIN PACKAGES PROVIDE OPTIONS TO FAMILIES 5 % REMAINING RELEVANT

45 FINALLY, OUR PRICE SENSITIVE CUSTOMER IS INCREASINGLY SERVED BY OUR NON - FUNERAL HOME LOCATIONS REMAINING RELEVANT NEPTUNE MARGIN PRICE SENSITIVE CUSTOMER NEEDS 12% to 18% 2014 2011 o No preference for memorialization o No stigma of a funeral home o Lower price o Fewer options to aid decision making process o Preneed option 2014 PRODUCTION AVERAGE $2,063 2014 PRODUCTION AVERAGE GROWTH 2.5% Neptune Society | Castro Valley, CA Neptune Society | Brentwood, TN Neptune Society | Pompano Beach, FL SCI acquired The Neptune Society, Inc. (Neptune) in June 2011. Neptune focuses on non - funeral home customers who wish to be cremated.

46 FUNERAL BUSINESS FUNERAL OVERVIEW CREMATION TRENDS REVENUE GROWTH REVENUE GROWTH STRATEGY STRATEGY Ɣ Remaining Relevant Ɣ Preneed Sales Ɣ Managing Footprint BUSINESS FUNERAL 1 ST CORE Revenue Growth STRATEGY

47 $523 $596 $633 $400 $450 $500 $550 $600 $650 $700 2012 2013 2014 OUR SCALE ALLOWS US TO DIFFERENTIALLY GROW FUTURE REVENUES THROUGH OUR PRENEED SALES PROGRAM Comparable Businesses (in millions) Comparable Preneed Funeral Sales Production 1.8% 14.0% 6.2% Growth Rate PRENEED SALES 2015 Preneed Funeral Sales Guidance Low to Mid Single Digit % Growth Preneed funeral sales results are from comparable businesses owned as of December 31, 2014, and exclude terminally imminent c ont racts in all periods.

48 OUR MATURED PRENEED AVERAGE NOW EXCEEDS OUR ATNEED AVERAGE WHICH BODES WELL FOR FUTURE REVENUES 2014 2013 2012 Sales averages are from comparable businesses owned at December 31, 2014, and exclude non - funeral home customer contracts in all periods. PRENEED SALES ATNEED ATNEED ATNEED PRENEED PRENEED PRENEED PRENEED MATURED PRENEED MATURED PRENEED MATURED PRENEED MATURED PRENEED Merchandise and services sold after a death has occurred ATNEED PRENEED Merchandise and services purchased prior to a death occurring Merchandise and services originally sold on a preneed contract, but delivered and/or performed after a death has occurred MATURED PRENEED 2011 $5,613 $5,676 $5,716 $5,782 $5,342 $5,506 $5,717 $5,875 $5,821 $5,880 $5,883 $6,082 $5,200 $5,400 $5,600 $5,800 $6,000 $6,200 $6,400 2011 2012 2013 2014 ATNEED

49 FUNERAL BUSINESS FUNERAL OVERVIEW CREMATION TRENDS REVENUE GROWTH REVENUE GROWTH STRATEGY STRATEGY Ɣ Remaining Relevant Ɣ Preneed Sales Ɣ Managing Footprint BUSINESS FUNERAL 1 ST CORE Revenue Growth STRATEGY

50 OUR LOCATION FOOTPRINT IS GEOGRAPHICALLY DIVERSE WITH SCALE THAT IS UNMATCHED IN THIS INDUSTRY 45 STATES* 1,388 Funeral Homes 456 Cemeteries BROAD GEOGRAPHIC COVERAGE 8 PROVINCES 171 Funeral Homes 10 Cemeteries IN TOTAL 1,559 Funeral Homes 466 Cemeteries (258 Combo Locations) SCI has 258 combos which means 55% of our cemeteries have a funeral home located on the cemetery grounds creating additional syn ergies and added value for our customers. * In addition to the 45 states, these location totals include the District of Columbia and Puerto Rico. MANAGING FOOTPRINT

51 WE TARGET MARKETS WITH FAVORABLE CHARACTERISTICS TO EXPAND EITHER THROUGH ACQUISITIONS OR NEW BUILDS Large Scale Limited Market Large Scale Attractive Market Limited Scale Limited Market Limited Scale Attractive Market CUSTOMER/MARKET ATTRACTIVENESS POTENTIAL FOR SCALE MARKET CHARACTERISTICS UTOPIA MAYBERRY SMALLVILLE GOTHAM MANAGING FOOTPRINT

52 ACQUISITIONS YIELD THE HIGHEST RETURN ON INVESTMENT FOR US DUE TO SIGNIFICANT SYNERGY OPPORTUNITIES ACQUISITION SPEND Revenue growth through improved merchandising and packaging Cost synergies through shared functions & resources as well as purchasing opportunities Elimination of duplicative financial, accounting & legal services We generally get 1 - 2 turns of EBITDA from synergies (In millions) $84.9 $99.6 $65.5 $15.3 2009 2010 2011 2012 2013 2014 2015 $1,057.1 Guidance $50 – $100 $299.1 Keystone Acquisition $271.5 Stewart Acquisition $1,048.8 Acquisition spend is net of cash acquired and does not include assumed debt. TYPICAL SYNERGIES AVERAGE MULTIPLE PAID 6X – 8X 5 X – 7X 12% – 22% Pre - Synergy | Post - Synergy | Average IRR | MANAGING FOOTPRINT

53 WE ALSO EXPAND THROUGH NEW BUILD OPPORTUNITIES WITH ATTRACTIVE RETURNS o 6,000 - 9,000 square feet on 1.5 - 2.0 acres o Average spend of $ 2M - $4M per new project (depending upon size and cost of real estate) o Positive cash flow generally by year 2 o 7 - 10 year payback o IRRs at minimum of 12% Average Characteristics of a New Build Funeral Home NEW BUILDS ARE CATEGORIZED AS FOLLOWS: of combo operations Building funeral homes on existing large cemeteries EXPANSION To growing suburban areas RELOCATION of existing operations MANAGING FOOTPRINT Katy Funeral Home | Houston, TX (Opened in 2014) CREATION

54 FUNERAL BUSINESS FUNERAL OVERVIEW CREMATION TRENDS REVENUE GROWTH STRATEGY CREMATION TRENDS BUSINESS FUNERAL

CREMATION TRENDS

A GROWING CREMATION MIX CREATES A MANAGEABLE HEADWIND FOR US...

Holding all else equal, for every 1% mix shift from Burial to Cremation services, we lose ~$7M in Adjusted EBITDA

	REVENUE	Adjusted EBITDA
Cremation	$9 million	$7 million
Burial	($19) million	($14) million
Net Impact	($10 million)	($7 million)

TOTAL 2014 SCI

REVENUE	Adj. EBITDA
$3.0 billion	$787 million

This analysis is intended to show the estimated impact to SCI"s comparable funeral home businesses from a growth in cremation and ignores SCI's non-funeral home businesses. Adjusted EBITDA is a non-GAAP financial measure. Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures.

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CREMATION TRENDS

...THAT WE HAVE SUCCESSFULLY COUNTERACTED IN BOTH REVENUES AND EXPENSES

REVENUES

	Cremation Mix Change	Funeral Average Growth
2011	1.2%	2.1%
2012	0.9%	1.9%
2013	1.2%	2.1%
2014	1.3%	2.5%

Our cremation sales average has grown at a rate of 40 bps faster than our burial average over the past 4 years

EXPENSES

We can tactically manage shifts in the cremation mix at the location level to limit the impact on margins by:

- Lower variable merchandise costs
- Reducing fixed cost of vehicles required
- Reducing other fixed costs and labor

The existing EBITDA headwind is negated by implementing these strategies.

The impact should decrease each year as cremation revenues grow and we manage our operating infrastructure

Sales average growth and cremation mix change represent comparable businesses owned as of December 31, 2014, and excludes non-funeral home customer impacts in all periods. Sales average growth also excludes impacts from currency.

56

57 ADDITIONALLY, WE EXPECT OUR BURIAL BUSINESS WILL CREATE A STABLE BASE FOR US TO MANAGE GROWING CREMATION RATES IN THE FUTURE CREMATION TRENDS Historical U.S. data and projections from Cremation Association of North America U.S. BURIALS VS. CREMATIONS (in millions) 1.46 1.46 1.44 1.38 1.32 1.33 2.46 2.52 2.54 2.52 2.67 3.07 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 2010 2011 2012 2013 2018E 2025E As U.S. deaths increase, the expected growth will come in CREMATIONS while BURIALS will remain relatively stable

58 IN SUMMARY, WE ARE STRATEGICALLY POSITIONED TO DRIVE FUNERAL REVENUE GROWTH IN THE FUTURE REMAIN RELEVANT GROW FUTURE REVENUE THROUGH PRENEED SALES POSITION OURSELVES THROUGH ACQUISITIONS & NEW BUILDS TO BE READY FOR DEMOGRAPHIC WAVE FUNERAL BUSINESS SUMMARY

59 o CEMETERY OVERVIEW o Remaining Relevant o Preneed Sales CEMETERY BUSINESS o Managing Footprint o REVENUE GROWTH STRATEGY STEVE TIDWELL SVP, SALES & MERCHANDISING

60 BUSINESS CEMETERY OVERVIEW CEMETERY BUSINESS CEMETERY OVERVIEW REVENUE GROWTH STRATEGY CEMETERY

61 OUR CEMETERY SEGMENT SERVES THE NEEDS OF BOTH THE BURIAL AND CREMATION CUSTOMER CEMETERY OVERVIEW 170,221 12,966 CREMATION 17,106 INTERMENTS PRENEED PROPERTY CONTRACTS SOLD 111,924 2014 157,255 BURIAL 94,818

62 NOTABLE CHARACTERISTICS OF OUR CEMETERY BUSINESS DIFFERENTIATE US FROM THE INDUSTRY Some of the notably larger and premier cemetery p roperties Sales - centric organization with a keen focus on deeper market penetration Breadth and assortment of tiered cemetery inventory development CEMETERY OVERVIEW

63 OUR CEMETERY SEGMENT IS BENEFITING FROM A FAVORABLE DEMOGRAPHIC LANDSCAPE TODAY CEMETERY OVERVIEW CEMETERY OVERVIEW 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2000 2010 2015 2020 2025 2030 60 - 69 70 - 79 80+ Population (in thousands) Source: Population data from U.S. Census Bureau. Average age d ata based on SCI contract data. Aging of America Average Age of Customers Average age of atneed customers Average age of preneed funeral customers Late 70’s / Early 80’s Early 70’s Early 60’s Average age of preneed cemetery customers

64 THE BABY BOOMERS ARE IMPACTING OUR CEMETERY BUSINESS TODAY, RESULTING IN STRONG RECOGNIZED PRENEED REVENUE GROWTH $237 $235 $237 $232 $238 $366 $409 $448 $485 $514 $82 $94 $99 $105 $136 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2010 2011 2012 2013 2014 Atneed Recognized Preneed Other (in millions) Comparable Cemetery Revenue Breakdown $685 $738 $784 $822 $888 Recognized Preneed Revenue CAGR 9% (Trust fund income & Finance charges) Data represents GAAP cemetery revenue recognized from comparable locations as reported. As Reported CEMETERY OVERVIEW

65 CEMETERY BUSINESS CEMETERY OVERVIEW REVENUE GROWTH REVENUE GROWTH STRATEGY STRATEGY Ɣ Remaining Relevant Ɣ Preneed Sales Ɣ Managing Footprint BUSINESS CEMETERY 1 ST CORE Revenue Growth STRATEGY

66 WE HAVE IDENTIFIED A THREE - PRONGED APPROACH TO MAINTAIN RELEVANCE WITH THE CEMETERY CUSTOMER REMAINING RELEVANT REMAINING RELEVANT CEMETERY CUSTOMER TO Simplified selection process Tiered property inventory offerings to provide customers more choices Innovative product offerings for both burial and cremation customers

67 FOR BURIAL CUSTOMERS, WE CONTINUE TO DEVELOP CONTEMPORARY TIERED CEMETERY INVENTORY OPTIONS Bench Estate Private Mausoleum Natural Estate Gated Estate Walled Estate Hedge Estate Ground Burial/ Lawn Crypt Garden Mausoleum 1 3 2 5 6 4 9 7 ($75,000 - $5,000,000) ($4,500 - $25,000) ($40,000 - $100,000) ($2,500 - $25,000) ($35,000 - $150,000) ($60,000 - $250,000) ($20,000 - $50,000) ($20,000 - $50,000) REMAINING RELEVANT 8 Interior Mausoleum ($7,500 - $45,000)

68 REMEMBER, WE EXPECT OUR BURIAL BUSINESS WILL CREATE A STABLE BASE FOR US TO MANAGE GROWING CREMATION RATES IN THE FUTURE Historical U.S. data and projections from Cremation Association of North America REMAINING RELEVANT U.S. BURIALS VS. CREMATIONS (in millions) 1.46 1.46 1.44 1.38 1.32 1.33 2.46 2.52 2.54 2.52 2.67 3.07 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 2.50 2.75 3.00 3.25 2010 2011 2012 2013 2018E 2025E As U.S. deaths increase, the expected growth will come in CREMATIONS while BURIALS will r emain relatively stable

69 FOR CREMATION CUSTOMERS, WE CONTINUE TO DEVELOP CONTEMPORARY CEMETERY OPTIONS Glass Front Niches Cremation Estate Pedestal 6 % Growth in cremation property sales average since 2011 ( vs 8% for burial) $2,639 C remation property sales average ( vs $4,014 for Burial) 15% Preneed cremation property contracts sold as % of total preneed contracts ($4,500 - $50,000) ($7,500 – $25,000) ($15,000 - $150,000) REMAINING RELEVANT 5 4 3 Outside Niche ($1,500 – $10,000) 2 ($1,000 - $7,500) Columbarium 1 CAGR

70 CEMETERY PROPERTY INVENTORY IS DEVELOPED TO SERVE VARYING ETHNIC AND RELIGIOUS NEEDS REMAINING RELEVANT

71 OUR SIMPLIFIED SELECTION PROCESS HAS RESULTED IN GROWTH OF PROPERTY AND MERCHANDISE REVENUES REMAINING RELEVANT $1.2 $1.3 $1.5 $1.7 $3,041 $3,253 $3,469 $3,803 $0 $1,000 $2,000 $3,000 $4,000 $0.0 $1.0 $2.0 $3.0 2011 2012 2013 2014 Average Production per Cem (in millions) Average Cem Property Sale Average Preneed Production per Cemetery & Average Cemetery Property Sale Comparable Businesses Our average property sale has grown 25% over the past 3 years MEMORIALIZATION Lawn Spaces | Natural Estate | Walled Estate CREMATION BURIAL Memory | Reflection | Life Portrait Brick | Glass Front | Estate NICHES In millions Tiered - Product & Pricing Presentations Average preneed production per cemetery is calculated by taking comparable preneed production as reported divided by the comp ara ble number of SCI cemeteries. The average cemetery property sale reflects comparable businesses owned as of December 31, 2014.

72 CEMETERY BUSINESS CEMETERY OVERVIEW REVENUE GROWTH REVENUE GROWTH STRATEGY STRATEGY Ɣ Remaining Relevant Ɣ Preneed Sales Ɣ Managing Footprint BUSINESS CEMETERY 1 ST CORE Revenue Growth STRATEGY

73 WE ANTICIPATE OUR STRONG TRACK RECORD FOR PRENEED CEMETERY SALES GROWTH WILL CONTINUE Comparable Businesses 13.0% 10.4% 11.1% 7.0% Comparable Growth Rate (In Millions) Cemetery Mid to High Single Digit % Growth Preneed Cemetery Sales Production Preneed property sales drive current period revenue. Preneed merchandise and service sales drive backlog growth to be recognized at maturity along with associated trust fund income. PRENEED SALES $284 $322 $364 $393 $158 $166 $178 $187 $0 $100 $200 $300 $400 $500 $600 $700 2011 2012 2013 2014 Property Merchandise & Services $442 $488 $542 $580 Total Preneed Production 2015 Preneed Cemetery Sales Guidance Mid to High Single Digit % Growth Data represents comparable businesses owned as of December 31, 2014

74 $73 $71 $64 $56 $18 $18 $22 $40 $- $25 $50 $75 $100 $125 2011 2012 2013 2014 Property Merchandise & Services WE BEGAN IMPLEMENTING OUR PRENEED SELLING STRATEGIES ACROSS THE STEWART PORTFOLIO IN MID - 2014 PRENEED SALES We believe the Stewart portfolio will be a strong contributor to growth in preneed sales in 2015 and beyond. 9.6% (2.2%) (3.4%) 11.6% Comparable Growth Rate Stewart Same - Store Preneed Production Growth (In Millions) Data represents preneed cemetery production results from Stewart’s cemeteries $91 $89 $86 $96 Total Preneed Production

75 CEMETERY BUSINESS CEMETERY OVERVIEW REVENUE GROWTH REVENUE GROWTH STRATEGY STRATEGY Ɣ Remaining Relevant Ɣ Preneed Sales Ɣ Managing Footprint BUSINESS CEMETERY 1 ST CORE Revenue Growth STRATEGY

76 WE TARGET THE ACQUISTION OF LARGE CEMETERIES TO SUPPORT CONTINUED REVENUE GROWTH MANAGING FOOTPRINT High barriers to entry limit new - builds Allows for additional market share growth and cross - marketing opportunities with our funeral home portfolio Ability to serve varying customer needs by providing more tiered and geographically diverse product offerings MANAGING FOOTPRINT

77 IN SUMMARY, OUR CEMETERY SEGMENT HAS A SOLID PLATFORM FOR CONTINUED GROWTH Preneed sales is the primary driver of revenue growth and margin expansion Differential capital investment in contemporary tiered inventory offerings sets us apart in the markets we serve Demographic tailwind has arrived in the cemetery segment The cemetery segment is a growing and predictable segment of our business CEMETERY OPERATIONS SUMMARY

78 SALES DEVELOP ORGANIZATION LEVERAGE SCALE LEVERAGE SCALE 2 ND CORE STRATEGY LEVERAGE SCALE

79 PREPLANNING PROVIDES CUSTOMERS THREE KEY ATTRIBUTES P lanning P rotection P eace of Mind DEVELOP SALES ORGANIZATION

80 PRENEED SALES SUCCESS IS DRIVEN BY FOUR KEY ELEMENTS STAFFING TRAINING STREAMLINED OFFERINGS ACTIVITY MANAGEMENT DEVELOP SALES ORGANIZATION KEY ELEMENTS

81 WE HAVE A STRONG, WELL - ORGANIZED FIELD SALES FORCE OF APPROXIMATELY 4,700 PROFESSIONALS 2,300 Penetrating existing relationships established through servicing atneed families 1,800 Radiating into new relationships created through awareness in the community− supported by lead generation such as seminars & direct mail The graphic above is the sales force model for most of our markets. Smaller markets have fewer PPA associates (outside sales) . Data as of December 31, 2014. Outside Sales Inside Sales Pre - Planning Advisors (PPA ) Family Service Counselors (FSC ) 542 Sales Managers Managing 6 to 12 PPAs & FSCs 38 Managing 10 to 20 Sales Managers Sales Directors DEVELOP SALES ORGANIZATION

82 WE CONTINUE TO INVEST IN THE DEVELOPMENT OF OUR TEAM North American Sales Development Program Dignity University™ Developing top performers Focus on Sales Manager development Distance learning p latform We plan to increase the number of sales counselors as productivity increases over time DEVELOP SALES ORGANIZATION Market Premier Performers

DEVELOP SALES ORGANIZATION

WE LEVERAGE OUR SCALE BY INVESTING IN TOOLS TO ENABLE OUR SALES FORCE TO ACHIEVE GREATER SALES SUCCESS

LEAD ORIGINATION CHANNEL


50%



Personal Effort

- Arrangement continuation visits
- Deeper penetration with existing customer base


35%

Prospecting

- Cemetery tours/ Park rangering
- Counselor rotation duty days


10%

Grassroots/Seminars

- Senior fairs
- Community events


5%

Direct Mail/Website

- Targeting specific customer segments
- Search Engine Optimization (SEO) | Search Engine Marketing (SEM)

NEW TOOL

salesforce

Customer Relationship Management (CRM) Platform

Our recent CRM implementation will lead to greater efficiencies, stronger effectiveness and hence more sales production

83

84 GUIDED BY KEY METRICS, WE PLAN TO INCREASE THE NUMBER OF SALES COUNSELORS, OVER TIME INFRASTRUCTURE & TRAINING PAST INCREASE PRODUCTIVITY EXPAND SALES HEADCOUNT OUR SCALE ALLOWS US TO EXPAND OUR SALES FORCE IN A MANNER THAT OUR COMPETITORS CANNOT AFFORD TO REPLICATE PRESENT FUTURE DEVELOP SALES ORGANIZATION

85 ELISABETH NASH SVP, OPERATIONS SERVICES NETWORK OPTIMIZATION LEVERAGE SCALE 2 ND CORE STRATEGY LEVERAGE SCALE

86 LEVERAGING OUR SCALE HAS HELPED DELIVER SIGNIFICANT MARGIN IMPROVEMENT FROM ORGANIC COST SYNERGIES Acquisition Synergies ORGANIC COST SYNERGIES Fewer Vendors & Spend Consolidation Leveraging Technology Process Improvement, Standardization & Outsourcing Organization Structure Changes NETWORK OPTIMIZATION

87 WE AGGRESSIVELY MANAGE OUR SUPPLY CHAIN COSTS THROUGH ENHANCED SPEND ANALYSIS, CENTRALIZATION OF PURCHASING DECISIONS, AND ROBUST VENDOR REVIEWS 187 9 2 00 8 PRESENT PAST FUNERAL CASKET CEMETERY GRANITE NETWORK OPTIMIZATION SUPPLIERS SUPPLIERS

88 WE HAVE THE CAPITAL TO INVEST IN TECHNOLOGIES TO DRIVE FRONT AND BACK OFFICE EFFICIENCIES Aggregating ordering, receiving & payment Human capital & payroll management Manage leads & contacts Simplified point - of - sale system developed for d eathcare industry Tracking & scheduling for our personal care centers HUMAN RESOURCES PURCHASING CUSTOMER RELATIONSHIP MANAGEMENT OPERATIONAL SALES FUNCTIONAL TECHNOLOGY SOFTWARE NETWORK OPTIMIZATION INTERNAL EXTERNAL

89 OUR SCALE ALLOWS US TO DEFINE AND LEVERAGE PROCESS STANDARDS, ENHANCE QUALITY AND REDUCE COSTS Cemetery Land Care Outsourcing Accounting & IT Outsourcing NETWORK OPTIMIZATION Over $3 million saved Over $8 million saved

90 PCCs are centralized processing and preparation centers each servicing multiple funeral homes in a geographic area WE HAVE USED OUR SCALE TO STREAMLINE OUR MANAGEMENT STRUCTURES TO DRIVE PROCESS IMPROVEMENTS, WHICH LOWER COSTS Centralized management of these facilities Greater ability to drive specialized best practices DEDICATED LEADERSHIP STRUCTURE FOR PERSONAL CARE CENTERS (PCCs) Quality and cost efficiency focused NETWORK OPTIMIZATION

91 THESE SCALE PROFICIENCIES HAVE ENABLED US TO REALIZE TREMENDOUS COST SYNERGIES THROUGH ACQUISITIONS We have a PROVEN TRACK RECORD of successfully and quickly INTEGRATING LARGE ACQUISITIONS delivering their significant & COST SYNERGIES $80M STEWART $8M KEYSTONE $75M ALDERWOODS 2006 2010 2013 Synergy amounts above only reflect cost synergies and do not include an estimated additional $20M of revenue synergies a pie ce for Alderwoods and Stewart NETWORK OPTIMIZATION

92 IN SUMMARY, SCALE GIVES US A TREMENDOUS COMPETITIVE ADVANTAGE AND WILL DRIVE CONTINUED FUTURE EFFICIENCIES LEVERAGE SCALE We can negotiate better supplier terms and work with core strategic vendors, which reduce costs in our business We have access to higher quality services & systems both on and offshore, including development of custom industry applications NETWORK OPTIMIZATION Supply Chain Process and Technology NETWORK OPTIMIZATION

93 PRENEED BACKLOG LEVERAGE SCALE 2 ND CORE STRATEGY TRUST & INSURANCE ERIC TANZBERGER SVP, CFO AND TREASURER LEVERAGE SCALE

94 OUR $9.3 BILLION BACKLOG IS PRIMARILY INVESTED IN TRUST FUNDS AND 3 RD PARTY LIFE INSURANCE POLICIES (In Billions) BACKLOG OF DEFERRED REVENUES CEMETERY TRUST $2.53B FUNERAL TRUST $2.03B FUNERAL INSURANCE $4.85B 10 - 14 years Funeral & Cemetery Average length of time from date of sale to maturity for funeral & cemetery merchandise & service preneed contracts PRENEED TRUST & INSURANCE BACKLOG We are required to give preneed consumers financial assurance (either in the form of a trust investment or insurance policy, or in limited instances with the use of a surety bond) that the monies they are placing with us today will be available at the time of need. Trust Insurance $0.3 $4.8 $1.1 $1.5 $1.6 Receivables Cemetery Merchandise & Services Trust Funeral Merchandise & Services Trust Funeral Insurance Backlog is >3 times annual r evenues $9.3B Retainage & Other

95 WHEN FUNDING PRENEED SALES, WE MAINTAIN A BALANCE BETWEEN TRUST & INSURANCE 22,000 Funeral Homes 4,000 Cemeteries TRUST INSURANCE Portion retained which we a re e ntitled to by state law 45% 55% NEW PRENEED SALES PRODUCTION Funeral & Cemetery Funeral Only General A gency revenue & cash from insurance company CASH UPFRONT Market returns Guaranteed 1% per year GROWTH OVER CONTRACT LIFE SCI burden Insurance c ompany burden ADMINISTRATIVE COST Market e xposure Credit risk Trust funded percentage of new preneed sales production also includes a small amount of surety bonded contracts. 25 - 30 professional money managers Primarily American Memorial Life Insurance Co. INVESTMENT MANAGEMENT PRENEED TRUST & INSURANCE BACKLOG RISK

96 OUR TRUST MANAGEMENT FUNCTION IS OUTSOURCED AND OVERSEEN BY INDEPENDENT TRUSTEES SCI Members of SCI Management & Board SCI Wholly - Owned Registered Investment Advisor Professional Money Managers Independent Registered Investment Advisor Independent Trustees PRENEED TRUST & INSURANCE BACKLOG

97 OUR PRENEED MERCHANDISE AND SERVICES TRUST PORTFOLIOS ARE DIVERSIFIED AND ACHIEVING RETURN TARGETS % OF TOTAL ASSETS 60% 19% 3% 9% 9% Equities Fixed Income Alternative Investments Other Cash PRENEED MERCHANDISE & SERVICES TRUST $1.6B $1.5B FUNERAL MERCHANDISE AND SERVICES TRUST CEMETERY MERCHANDISE AND SERVICES TRUST PRENEED TRUST & INSURANCE BACKLOG Beat inflationary increases in the cost to provide the merchandise and services in the future. Asset allocation aligned with 10 - 14 year average life. INVESTMENT GOAL PRENEED MERCHANDISE AND SERVICES TRUSTS 6.3% 6.6% 4.0% 4.4% Preneed Funeral Preneed Cemetery Nominal Real REAL RETURN TARGETS 4% - 5% TRUST FUND 10 - YEAR PERFORMANCE SUMMARY Trust asset allocation as of December 31, 2014.

98 OUR CEMETERY PERPETUAL CARE TRUST PORTFOLIO IS STRUCTURED TO GENERATE DISTRIBUTABLE INCOME 20% 66% 5% 9% Equities Fixed Income Alternatives Cash CEMETERY PERPETUAL CARE CEMETERY PERPETUAL CARE $1.3B PRENEED TRUST & INSURANCE BACKLOG Provide an income stream that helps offset maintenance and care of the cemetery into perpetuity. Asset allocation predominantly fixed income. CEMETERY PERPETUAL CARE TRUST INVESTMENT GOAL 4.4% 3.9% 3.5% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 2011 2012 2013 2014 Trust asset allocation as of December 31, 2014. % OF TOTAL ASSETS TRUST FUND INCOME YIELD

99 THE IMPACT OF A DOWN FINANCIAL MARKET IS MINIMIZED BY PORTFOLIO DIVERSITY AND DEFERRAL OF TRUST INCOME UNTIL DELIVERY $114.0 $82.6 $70.1 $83.2 $101.4 $111.3 $131.6 $183.4 3.5% - 38.5% 23.5% 12.8% 0.0% 13.4% 29.6% 11.4% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% ($250) ($200) ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 2007 2008 2009 2010 2011 2012 2013 2014 Recognized Trust Fund Income Recognized as revenue and cash flow; triggered by delivery of service or goods associated with matured preneed contracts S&P 500 Return Although the market value of our trust assets declined in 2008, the impact to recognized trust fund income was muted 1% = ~$1.5M SCI TRUST RETURN CHANGE EBITDA PRENEED TRUST & INSURANCE BACKLOG (In Millions) There are many factors which affect how much trust fund income will get recognized in any given period, including which specific contracts may mature out of the backlog, their duration in the backlog and general financial market conditions to which they were historically exposed. However, we b eli eve that a 1% movement in trust assets generally equates to approximately $1.5M of EBITDA. EBITDA is a non - GAAP financial measure. Please see appendix for disclosure s regarding EBITDA. Holding all else equal…..

100 SCALE DIFFERENTIALLY BENEFITS US WITH OUR PRENEED PROGRAMS LEVERAGE SCALE We have access to preeminent money managers and lower fee structures We also enjoy favorable terms with our insurance provider We benefit from a lower cost of administration for both trust and insurance Trust Management Insurance Management Lower Costs PRENEED TRUST & INSURANCE BACKLOG PRENEED TRUST & INSURANCE BACKLOG

101 FREE CASH FLOW & FREE CASH FLOW & CAPITAL DEPLOYMENT CAPITAL DEPLOYMENT 3 RD CORE STRATEGY CAPITAL DEPLOYMENT

102 FREE CASH FLOW WILL CONTINUE TO BE ROBUST IN 2015 DESPITE EXPECTED INCREASES IN CASH TAXES FREE CASH FLOW (FCF) 2015 Guidance Midpoint ($310 - $370) Free cash flow and Free cash f low per share are n on - GAAP financial measures. Please see appendix for a reconciliation to the appropriate GAAP measure and for other disclosures . 2012 2013 2014 FCF Before Cash Taxes Recurring Cash Tax Payments $295 $362 $418 $465 $(23) $(26) $(42) $(125) (In millions, except per share amounts) FREE CASH FLOW & CAPITAL DEPLOYMENT $ 272M $ 336M $ 376M $ 340M $1.63 $1.42 $1.76 $1.24 FCF per share FCF

103 OUR SIGNIFICANT FREE CASH FLOW ALLOWS US TO CONTINUE TO DEPLOY CAPITAL TO ENHANCE SHAREHOLDER VALUE Free cash flow is a non - GAAP financial measure. Please see appendix for a reconciliation to the appropriate GAAP measures and for other disclosures . Dividends $80M Acquisitions $50 - $100 million Midpoint of guidance available for Share Repurchases $150M $340 MILLION Midpoint of 2015 Free Cash Flow Guidance FLEXIBLE STRATEGY PURSUING OPPORTUNITIES YIELDING THE HIGHEST RELATIVE VALUE Growth Capex $10M Capital Leases $25M FREE CASH FLOW & CAPITAL DEPLOYMENT

104 100 200 300 400 500 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Dividends Share Repurchases WE HAVE DEMONSTRATED A COMMITMENT TO REDUCING EQUITY THROUGH OUR SHARE REPURCHASE PROGRAM WHILE PAYING A MODEST, BUT GROWING DIVIDEND Value returned to shareholders through dividends & share repurchases since 2004 $2.2B Decrease in shares outstanding from 337M in 2004 to 203M currently Share repurchases were limited in 2006 & 2013 as we built cash for the acquisitions of Alderwoods and Stewart; share repurcha ses were not done in 2009 due to the recession. Growth in dividend rate from 2.5 cents in 2005 to 10 cents currently 4.0x 40% Capital Deployed on Dividends & Share Repurchases Shares Outstanding FREE CASH FLOW & CAPITAL DEPLOYMENT (In millions) (In millions)

105 OUR FAVORABLE DEBT MATURITY PROFILE GIVES US TREMENDOUS FINANCIAL FLEXIBILITY $60 $60 $90 $160 $ - $ - $ - $ - $ - $ - $197 $295 $250 $200 $150 $425 $550 $200 $235 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2027 7.500% Senior Notes 8.000% Senior Notes 5.375% Senior Notes 4.500% Senior Notes 7.000% Senior Notes 7.625% Senior Notes 5.375% Senior Notes 6.750% Senior Notes Unsecured Senior Notes Debt Maturity Profile at December 31, 2014 Debt maturity profile excludes capital lease obligations, mortgage notes and other debt with maturities through 2050 of approximately $182M at 12/31/2014. Revolver Funding Minimum Term Loan Payments $3.1B Total Debt (In millions) FREE CASH FLOW & CAPITAL DEPLOYMENT $410M Total Liquidity Revolver $233M Cash $177M

106 WE HAVE GROWN EARNINGS SIGNIFICANTLY OVER TIME WHILE MAINTAINING A DISCIPLINED APPROACH TO LEVERAGE We target a leverage ratio of 3.50x – 3.70x Leverage Ratio and Adjusted EBITDA by Year Our bank credit facility leverage ratio is calculated as Net Debt divided by Adjusted EBITDA. Adjusted EBITDA is a non - GAAP financial measure. Please see appendix for reconciliation to the appropriate GAAP measure and for other disclosures. FREE CASH FLOW & CAPITAL DEPLOYMENT Leverage increased due to Stewart Acquisition debt (Adjusted EBITDA in Millions) $513 $508 $504 $539 $584 $617 $776 $787 3.46x 3.54x 3.53x 3.25x 3.12x 3.10x 4.05x 3.69x 2.90x 3.10x 3.30x 3.50x 3.70x 3.90x 4.10x 4.30x 2007 2008 2009 2010 2011 2012 2013 2014 TARGET Leverage Adjusted EBITDA

107 OUR STRONG FREE CASH FLOW UNIQUELY POSITIONS US TO DRIVE TOTAL SHAREHOLDER RETURN FREE CASH FLOW & CAPITAL DEPLOYMENT SUMMARY Acquisitions & Funeral Location New Builds CAPITAL DEPLOYMENT Acquisitions & Funeral Location New Builds Acquisition investment expected to earn an after - tax cash return in excess of our WACC with room for execution risk (IRR range: 12% – 22%) Dividends P ayout ratio target of 25% - 35% of recurring net income 1st Share Repurchases Absent opportunities for further acquisitions , we target a value - weighted share repurchase strategy Debt Reduction Actively manage our near - term liquidity profile & leverage targets 2nd 3rd 4th

108 TOM RYAN PRESIDENT & CEO KEY TAKEWAYS

109 CONTINUED GROWTH FROM OUR BASE BUSINESS AND STRATEGIC CAPITAL DEPLOYMENT WILL DRIVE STRONG EPS GROWTH BASE BUSINESS GROWTH WITH STRATEGIC CAPITAL DEPLOYMENT FAVORABLE LONG - TERM GROWTH OUTLOOK FOR EARNINGS Tuck - in Acquisitions Share Repurchases LOW SINGLE DIGIT LOW EARNINGS PER SHARE GROWTH LOW DOUBLE DIGIT HIGH CAPITAL INTENSITY KEY TAKEAWAYS Earnings Growth 4% - 6% 1% - 2% 3% - 4%

110 OUR BASE BUSINESS GROWTH WILL CONTINUE DELIVERING MID - SINGLE DIGIT EARNINGS PER SHARE GROWTH… ROBUST AND CONSISTENT KEY TAKEAWAYS STABLE FUNERAL & CEMETERY INDUSTRY PREDOMINANT PLAYER IN REMAIN RELEVANT THROUGH SERVICE EXCELLENCE AND NEW PRODUCTS & SERVICES PRENEED SALES DIFFERENTIAL GROWTH THROUGH FREE CASH FLOW

111 …WITH CAPITAL DEPLOYMENT ACTIONS PUSHING US TO 9% to 12% EARNINGS PER SHARE GROWTH KEY TAKEAWAYS CEMETERY NOW THE BABY BOOMERS IMPACT SIGNIFICANT RETURN SHAREHOLDERS DRIVES EQUITY BASE WILL SEE DISCIPLINED & BALANCED CAPITAL ALLOCATION TO FUNERAL IN FUTURE & HIGHER RETURNS ON EQUITY IN THE FUTURE

112 MANAGEMENT SHORT AND LONG - TERM INCENTIVE PROGRAMS ALIGNED TO DRIVE SUPERIOR TOTAL SHAREHOLDER RETURN SHORT - TERM Annual performance - based incentives paid in cash • Normalized earnings per share • Free Cash Flow per share • Cemetery & Funeral Production Growth • Return on Equity LONG - TERM Aligned with shareholders focused on long - term value accretion • Restricted Stock • Stock Options • Performance Unit Plan (Total shareholder return) KEY TAKEAWAYS

113 OUR VALUE PROPOSITION: DELIVERING SUPERIOR TOTAL SHAREHOLDER RETURN KEY TAKEAWAYS GROW REVENUES & FREE CASH FLOWS DEPLOY CAPITAL EFFECTIVELY LEVERAGE SCALE TOTAL SHAREHOLDER RETURN DELIVER SUPERIOR

114 APPENDIX

115 NON - GAAP FINANCIAL MEASURES This information should not be considered in isolation or as a substitute for related GAAP measures. Additionally, these measures as calculated by the Company may not be comparable to similarly titled measures used by other companies.

APPENDIX

NORMALIZED EPS

EARNINGS PER SHARE FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS

	2011		2012		2013		2014	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
In millions, unless otherwise noted								
Net income attributable to common stockholders, as reported (GAAP)	$146.0	$0.62	$153.8	$0.70	$147.3	$0.68	$172.5	$0.81
After-tax reconciling items								
Impact of divestitures and impairment charges, net	1.8	0.01	1.6	0.01	4.5	0.02	3.2	0.01
System and process transition costs	1.4	0.01	5.5	0.02	5.3	0.02	5.7	0.03
Acquisition and transition costs	-	-	0.4	-	33.2	0.16	27.2	0.13
Losses (Gains) on early extinguishment of debt, net	2.2	0.01	14.4	0.07	(0.3)	-	18.0	0.08
Change in tax reserves and tax accounting method changes	2.6	0.01	0.6	-	-	-	-	-
Legal defense fees and other matters	-	-	-	-	7.4	0.04	7.4	0.04
Other	-	-	-	-	1.5	-	3.1	0.01
Earnings from continuing operations excluding special items (Normalized EPS)	$154.0	$0.66	$176.3	$0.80	$198.9	$0.92	$237.1	$1.11
Diluted weighted average shares outstanding (in thousands)		236,669		219,066		216,014		214,200

We use Normalized EPS, or Earnings from continuing operations excluding special items, as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare underlying operating results to prior and future periods. We make adjustments to net income (a GAAP measure) to remove non-recurring charges and credits. We believe these adjustments are relevant in evaluating the overall performance of the business.

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117 FREE CASH FLOW AND FREE CASH FLOW PER SHARE ADJUSTED CASH FLOW FROM OPERATIONS MINUS RECURRING CAPEX Adjusted cash flow from operations or Net cash provided by operating activities excluding special items ▪ We use Adjusted cash flow from operations, or Net cash provided by operating activities excluding special items, as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare underlying cash flow results to prior and future periods. We make adjustments to cash flow from operations (a GAAP measure) to remove non - recurring receipts and payments. We believe these adjustments are relevant in evaluating the overall performance of the business. Free cash flow ▪ We define Free cash flow as Adjusted cash flow from operations minus expenditures for capital improvements at existing locations and expenditures for the development of cemetery property, collectively referred to as Recurring Capex . ▪ We use Free cash flow to assess the financial performance of the Company. We believe that Free cash flow is useful to investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations, such as investment in the Company’s existing businesses. Further, free cash flow facilitates our ability to strengthen the Company’s balance sheet, to repay our debt obligations, pay cash dividends, and to repurchase our common shares. We also believe the presentation of this measure will enhance the investors' ability to analyze trends in the business and evaluate our underlying performance relative to other companies in the industry . Free cash flow per share ▪ We define Free cash flow per share as Free cash flow divided by the diluted weighted average shares outstanding APPENDIX

118 FREE CASH FLOW AND FREE CASH FLOW PER SHARE ADJUSTED CASH FLOW FROM OPERATIONS MINUS RECURRING CAPEX APPENDIX (In millions, unless noted otherwise) 2012 2013 2014 Net Income $ 155.4 $ 152.6 $ 178.8 Income from discontinued operations, net of tax (0.3) (0.4) (2.2) Losses (gains) and premiums paid on early extinguishment of debt, net 22.7 (0.5) 4.4 Depreciation and amortization 193.7 208.3 245.9 Provision for doubtful accounts 9.7 7.9 7.4 Provision for deferred income taxes 71.7 71.7 129.7 Losses (gains) on divestitures and impairment charges, net 1.5 6.3 (116.6) Share-based compensation 11.0 11.9 13.1 Excess tax benefits from share-based awards - - (30.1) Preneed working capital (102.9) (68.2) (70.2) Other working capital 9.7 (5.8) (41.7) Other (3.7) - (0.1) Net cash from discontinued operations 0.7 0.9 (1.0) Net cash provided by operating activities, as reported $ 369.2 $ 384.7 $ 317.4 Premiums paid on early extinguishment of debt - - 24.8 System, acquisition and process transition costs 4.7 45.4 61.7 Legal defense fees and other matters - 6.8 10.3 Excess tax benefits from share-based awards - - 30.1 IRS audit pmt/Income tax payments associated with divestitures 6.6 - 63.8 Other - 3.3 0.5 Net cash provided by operating activities excluding special items $380.5 $440.2 $508.6 (Adjusted cash flow from operations) Capital improvements at existing locations (66.1) (61.3) (74.8) Development of cemetery property (42.9) (42.5) (57.7) Free Cash Flow $271.5 $336.4 $376.1 Diluted weighted average shares outstanding (in thousands) 219,066 216,014 214,200 Free Cash Flow per share 1.24$ 1.56$ 1.76$ Net cash (used in) provided by investing activities (175.0) (1,156.8) 257.3 Net cash (used in) provided by financing activities (231.5) 825.1 (538.0)

APPENDIX

EBITDA AND ADJUSTED EBITDA

(In millions)	2007	2008	2009	2010	2011	2012	2013	2014
Net income attributable to common stockholders	247.7	97.1	123.1	126.1	147.3	153.8	147.3	172.5
Provision for income taxes	143.7	65.7	76.3	92.5	79.4	90.1	93.0	226.0
Interest expense	146.9	134.3	129.0	128.2	133.8	135.1	142.4	177.6
Depreciation and amortization	166.3	170.5	163.5	174.0	181.8	188.7	192.4	237.0
EBITDA	704.5	467.5	491.8	520.8	542.3	567.7	575.1	813.1
Loss (gain) on early extinguishment of debt	15.0	-	(3.1)	9.4	3.5	22.7	(0.5)	29.2
Income from discontinued operations	(4.4)	0.4	-	-	-	(0.3)	(0.4)	(2.2)
Non-cash stock compensation expenses	8.8	10.0	9.7	8.9	9.1	11.0	11.9	13.1
Acquisition, restructuring and system transition costs	28.4	1.2	4.3	8.9	2.2	9.1	56.0	22.3
(Gain) loss on dispositions	(16.9)	36.1	(4.3)	(8.5)	11.0	1.5	6.3	(116.6)
Other	(222.7)	(7.0)	6.1	(0.5)	16.1	5.4	127.4	28.5
Adjusted EBITDA	512.7	508.2	504.4	538.9	584.1	617.1	775.8	787.4

- We use EBITDA as an underlying operational performance measure of the continuing operations of the business and to have a basis to compare underlying operating results to prior and future periods.
- To calculate EBITDA, we make adjustments to net income (a GAAP measure) to remove provision for income taxes, interest expense and depreciation and amortization expense.
- Adjusted EBITDA is a financial measure calculated in accordance with our credit agreement, and represents EBITDA further adjusted to reflect the impact of gains or losses on the early extinguishment of debt; Gains or losses on divestitures and impairment charges, net; Non-cash stock compensation expenses; Other operating income, net; Proforma EBITDA adjustments related to locations acquired and disposed of; and Other non-recurring expenses.
- We believe that EBITDA and Adjusted EBITDA provide investors and lenders with additional information to measure our financial performance and evaluate our ability to service debt.

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APPENDIX

FINANCIAL OUTLOOK FOR 2015

(In millions, unless otherwise noted)	2015 Low	2015 Midpoint	2015 High
Net cash provided by operating activities excluding special items (A) (Adjusted cash flow from operations)	$450	$475	$500
Capital improvements at existing locations & development of cemetery property	$130	$135	$140
Free Cash Flow	$310	$340	$370
Free Cash Flow per Share	$1.48	$1.63	$1.77
Diluted earnings per share from continuing operations excluding special items (B) (Normalized EPS)	$1.16	$1.22	$1.28
Estimated Diluted weighted average shares (in thousands)		209,000	

(A) Reconciliations to GAAP net cash provided by operating activities and to net income are not provided for these forward-looking estimates because GAAP net cash provided by operating activities for the fiscal year ending December 31, 2015 is not accessible and reconciling information is not available without unreasonable effort. We are unable to predict changes in assets and liabilities; future acquisition and transition costs, system and process transitions costs; potential tax adjustments to reserves, payments, credits or refunds; potential legal defense costs or settlements of litigation or the recognition of receivables for insurance recoveries associated with litigation, and these amounts could be material such that the amount of net cash provided by operating activities would vary substantially from the amount of projected net cash provided by operating activities excluding special items.

(B) Reconciliations to GAAP Net income per share are not provided for these forward-looking estimates because GAAP Net income per share for the fiscal year ending December 31, 2015 is not accessible and reconciling information is not available without unreasonable effort. We are not able to predict future system and process transitions costs; acquisition and transition costs, gains/losses and impairment charges associated with asset dispositions; gains/losses associated with the early extinguishment of debt or foreign currency transactions; potential tax adjustments to reserves, payments, credits or refunds; potential costs associated with settlements of litigation or the recognition of receivables for insurance recoveries associated with litigation, and these amounts could be material, such that the amount of Net income per share would vary substantially from the amount of projected Normalized earnings per share.

Our outlook for 2015 reflects management's current views and estimates regarding future economic and financial market conditions, company performance and financial results, business prospects, the competitive environment and other events. These views and estimates that support the outlook provided are subject to a number of risks and uncertainties, many of which are beyond the control of SCI, that could cause actual results to differ materially from the potential results.

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